EXHIBIT 10.04

J. Baker, Inc. and Subsidiaries
Promissory Note

Name:      JAMES LEE      Social Security #:     ###-##-####
     --------------------                   --------------------
Store or Dept. Name and Location:  J. Baker, Inc., 555 Turnpike
Street, Canton, MA  02021

Amount:    $ 75,000.00xx               Date:     May 19, 1995
       ---------------------------          ---------------------

For value received, the undersigned James Lee (the "Payor") promises to pay to the order of J. Baker Inc. or its assignees (the "Holder") at 555 Turnpike Street, Canton, MA 02021 or at such other place as may be designated in writing by the Holder, the principal sum of Seventy-Five Thousand ($75,000.00) Dollars on January 26, 1997 (the "Maturity Date") plus interest on the principal balance thereof at a rate of ( 7.6%) per cent per annum. Interest on this note shall be payable in consecutive monthly installments commencing on the 19th day of June, 1995 and on the 19th day of each and every month thereafter. The entire principal balance of this Note, together with all remaining accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

Total repayment (principal plus interest) will be $84,609.61 set forth on attached Schedule A.

PRE-PAYMENT

The unpaid principal hereof together with all unpaid interest accruing may be prepaid in whole or in part at any time without premium or penalty. All prepayments shall be applied first to accrued interest on such prepayment and second against the principal.

EVENTS OF DEFAULT

a. The entire unpaid balance of this Note together with accrued interest thereon shall become immediately due and payable at the option of the Holder, without notice to the Payor, upon the happening of any one or more of the following events (an "Event of Default"):

          [i]       Payor has failed to pay the principal sum or
interest on this Note on the date such payment is due;
          [ii]      Payor has failed to perform any of the terms,
conditions, covenants or provisions of this Note; or
          [iii]     Payor's employment with J. Baker Inc. or any of
its subsidiaries is terminated for any reason whatsoever.

b. Upon an Event of Default, and notwithstanding any other interest rate set forth herein, interest shall accrue on the entire unpaid principal balance of this Note from and including the date of such default at the annual simple interest rate of eighteen (18%) percent per annum.

c. The Payor will pay all costs and expenses of collection including attorney's fees incurred or paid by the Holder in enforcing this Note or the obligations hereby evidenced, to the fullest extent permitted by law.

WAIVER OF PRESENTMENT/DEMAND

The Payor hereby waives presentment, demand for payment, notice of dishonor, protest and notice of protest and any or all other notices or demands in connection with the delivery, acceptance and performance of this Note. No waiver of or modification to this Note or any part hereof shall be effective unless contained in writing signed by the party against whom enforcement of such waiver or modification is sought.


RIGHT OF SET-OFF

Upon the occurrence and during the continuance of any Event of Default, the Holder hereby is authorized at any time and from time to time, without notice to the Payor, to set-off and apply any and all indebtedness at any time owing by the Holder to or for the credit, account or benefit of the Payor against any and all of the principal sum or interest now or hereafter existing under this Note whether or not the Holder shall have declared a default, accelerated the obligations or made any demand or taken any other action under this Note and although such obligations may be unmatured. Without limiting the foregoing, the Payor hereby grants to the Holder a continuing security interest in and to all such indebtedness in the possession of the Holder and the Payor hereby authorizes the Holder to set-off and apply such amounts at such times and in such manner as the Holder may direct pursuant to this Section.


GOVERNING LAW

This Note is a Massachusetts contract, and the rights and obligations of the parties shall be governed by the laws of the Commonwealth of Massachusetts. In the event that any provision or clause of this Note conflicts with applicable law, such conflict shall not affect the other provisions of this Note which can be given effect without the conflicting provision. The undersigned agrees to submit to jurisdiction in a court in the Commonwealth of Massachusetts. The Payor and the Holder hereby waive trial by jury.


EXECUTED AS A SEALED INSTRUMENT THIS 24TH DAY OF JUNE, 1995


Signature of Payor /s/ James Lee
                   ----------------------------------------


Witness to Signature /s/ Karen McLain
                     ----------------------------------------


 FOR OFFICE USE ONLY:


 -----------------------------------     ---------------
 Authorized Corporate Signature:         Date


 /s/ Philip Rosenberg                    May 19, 1995
-----------------------------------      ---------------
 Treasurer/C.F.O.:                       Date


-----------------------------------      ---------------
 Processed by HR/Payroll                 Date



                           SCHEDULE A
                     Loan Repayment Schedule


James Lee
Simple Interest Note

Principal:                         $75,000.00
Interest Rate:                           7.60%
Loan Origination Date:               05/19/95
Loan Payoff Date:                    01/26/97
Days Outstanding:                         618

                                   <c)
19-Jun-95              $475.00
19-Jul-95              $475.00
19-Aug-95              $475.00
19-Sep-95              $475.00
19-Oct-95              $475.00
19-Nov-95              $475.00
19-Dec-95              $475.00
19-Jan-96              $475.00
19-Feb-96              $475.00
19-Mar-96              $475.00
19-Apr-96              $475.00
19-May-96              $475.00
19-Jun-96              $475.00
19-Jul-96              $475.00
19-Aug-96              $475.00
19-Sep-96              $475.00
19-Oct-96              $475.00
19-Nov-96              $475.00
19-Dec-96              $475.00
19-Jan-97              $475.00
26-Jan-97           $75,109.61

Total Repayment                    $84,609.61
